SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

                            Filed by the Registrant                    / X /

                    Filed by a party other than the Registrant         /   /

Check the appropriate box:

/   /   Preliminary Proxy Statement

/   /   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e) (2))

/   /   Definitive Proxy Statement

/   /   Definitive Additional Materials

/ X /   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                     PUTNAM AMERICAN GOVERNMENT INCOME FUND
                     PUTNAM ARIZONA TAX EXEMPT INCOME FUND
                    PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
                        PUTNAM DIVERSIFIED INCOME TRUST
                     PUTNAM FLORIDA TAX EXEMPT INCOME FUND
                              PUTNAM FUNDS TRUST
                          PUTNAM GLOBAL INCOME TRUST
                        PUTNAM HIGH YIELD ADVANTAGE FUND
                           PUTNAM HIGH YIELD TRUST
                             PUTNAM INCOME FUND
                PUTNAM INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                  PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
                     PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
                     PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
                            PUTNAM MONEY MARKET FUND
                          PUTNAM MUNICIPAL INCOME FUND
                    PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
                     PUTNAM NEW YORK TAX EXEMPT INCOME FUND
                       PUTNAM OHIO TAX EXEMPT INCOME FUND
                   PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
                         PUTNAM TAX EXEMPT INCOME FUND
                      PUTNAM TAX EXEMPT MONEY MARKET FUND
                          PUTNAM TAX-FREE INCOME TRUST
                       PUTNAM U.S. GOVERNMENT INCOME TRUST

                 (Name of Registrant as Specified In Its Charter)

                      (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

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Understanding your proxy

Your vote is important. As a Putnam fund shareholder, you have the opportunity to vote on proposals that affect the management of your fund. This guide can help you decide how you want to vote on the proposals affecting your fund, which are explained in more detail in the proxy statement. Please spend a few minutes to find out what you need to know to vote. Your proxy ballot and postage-paid return envelope are included in this package. You can mail them back or vote by phone or on the Web. Thank you for taking the time to vote. Prompt action on your part saves the funds money.

---------------------------------------------------------------------------

What is a proxy?

A proxy is a person who can act on behalf of another. In the case, your proxies are two Trustees of the Putnam funds (or the substitutes), who are empowered to vote for you based on the instructions you provide.

What is a proxy ballot?

The proxy ballot tells the Trustees how to vote on your behalf. Each share is entitled to one vote, and fractional shares vote proportionally.

What is the proxy statement?

The booklet you received is a proxy statement, describing the proposals you are being asked to vote on. The proxy statement includes the recommendations of the funds' Trustees, who recommend that shareholders vote in favor of the proposals.

How do I vote my proxy?

You can vote by mailing the proxy ballot in the postage-paid envelope provided, by phone, or by going to the Web. See your proxy ballot for the phone number and Web address.

What if I don't return my proxy ballot?

If we don't receive the proxy ballots back in sufficient numbers, we have to make follow-up solicitations, either by mail or by phone, which can cost your fund money. All shareholders benefit when proxies are voted in a timely fashion.

What if I just sign my ballot?

If you sign the card without providing your instructions, your shares will be voted according to the Trustees' recommendations.

What proposals am I being asked to vote on?

As a shareholder, you have the opportunity to vote on four types of proposals: 1) the election of your funds' Trustees, 2) amending or eliminating certain investment restrictions that Putnam believes will provide greater investment flexibility in managing the funds, 3) amending the funds' governing documents to enhance the flexibility and efficiency of the funds' operations, and 4) amending one fund's investmen objective.

Who are the Trustees and what is their role?

The Trustees play an important role in proctecting the fund shareholders. They are responsible for approving the fees paid to Putnam Investments and its affiliates, reviewing investment preformance, selecting the funds' auditors, monitoring conflicts of interest, and voting proxies related to the funds' portfolios.

Why are Trustees being elected?

Putnam funds must elect Trustees every five years. The Putnam funds currently have 11 Trustees, nine of whome are independent. The Trustees have nominated three additional Trustees, two of whom would be independent. You are asked to vote for 14 Trustees in total, 11 of whom will be independent.

What is an independent Trustee?

Independent Trustees are not affiliated with Putnam Investments, the funds' investment manager. They vote separately to approve financial arrangements and agreements regarding the investment management of the funds. At least 75% of your funds' Trustees are required to be independent.

Why amend or eliminate investment restrictions?

Generally, the purpose of these proposed changes is to increase each fund's investment flexibility, simplify the investment restrictiosn, and make them uniform across the Putnam funds. These changes would also make Putnam's compliance monitoring more feeicient. As the investment restrictions vary from fund to fund, you can consult your proxy ballot to see which proposals apply to your fund(s).

The materials mention a shareholder meeting. Who attends?

Only a small number of shareholders attend the meeting and, as a result, most choose to send in their proxies to make their wishes known.

What if I need more information?

Please call 1-800-225-1581 or your financial advisor.

217218 8/04






Understanding your proxy

Your vote is important. As a Putnam fund shareholder, you have the opportunity to vote on proposals that affect the management of your fund. This guide can help you decide how you want to vote on the proposals affecting your fund, which are explained in more detail in the proxy statement. Please spend a few minutes to find out what you need to know to vote. Your proxy ballot and postage-paid return envelope are included in this package. You can mail them back or vote by phone or on the Web. Thank you for taking the time to vote. Prompt action on your part saves the funds money.

---------------------------------------------------------------------------

What is a proxy?

A proxy is a person who can act on behalf of another. In the case, your proxies are two Trustees of the Putnam funds (or the substitutes), who are empowered to vote for you based on the instructions you provide.

What is a proxy ballot?

The proxy ballot tells the Trustees how to vote on your behalf. Each share is entitled to one vote, and fractional shares vote proportionally.

What is the proxy statement?

The booklet you received is a proxy statement, describing the proposals you are being asked to vote on. The proxy statement includes the recommendations of the funds' Trustees, who recommend that shareholders vote in favor of the proposals.

How do I vote my proxy?

You can vote by mailing the proxy ballot in the postage-paid envelope provided, by phone, or by going to the Web. See your proxy ballot for the phone number and Web address.

What if I don't return my proxy ballot?

If we don't receive the proxy ballots back in sufficient numbers, we have to make follow-up solicitations, either by mail or by phone, which can cost your fund money. All shareholders benefit when proxies are voted in a timely fashion.

What if I just sign my ballot?

If you sign the card without providing your instructions, your shares will be voted according to the Trustees' recommendations.

What proposals am I being asked to vote on?

As a shareholder, you have the opportunity to vote on four types of proposals: 1) the election of your funds' Trustees, 2) amending or eliminating certain investment restrictions that Putnam believes will provide greater investment flexibility in managing the funds, 3) amending the funds' governing documents to enhance the flexibility and efficiency of the funds' operations, and 4) amending one fund's investmen objective.

Who are the Trustees and what is their role?

The Trustees play an important role in proctecting the fund shareholders. They are responsible for approving the fees paid to Putnam Investments and its affiliates, reviewing investment preformance, selecting the funds' auditors, monitoring conflicts of interest, and voting proxies related to the funds' portfolios.

Why are Trustees being elected?

Putnam funds must elect Trustees every five years. The Putnam funds currently have 11 Trustees, nine of whome are independent. The Trustees have nominated three additional Trustees, two of whom would be independent. You are asked to vote for 14 Trustees in total, 11 of whom will be independent.

What is an independent Trustee?

Independent Trustees are not affiliated with Putnam Investments, the funds' investment manager. They vote separately to approve financial arrangements and agreements regarding the investment management of the funds. At least 75% of your funds' Trustees are required to be independent.

Why amend or eliminate investment restrictions?

Generally, the purpose of these proposed changes is to increase each fund's investment flexibility, simplify the investment restrictiosn, and make them uniform across the Putnam funds. These changes would also make Putnam's compliance monitoring more feeicient. As the investment restrictions vary from fund to fund, you can consult your proxy ballot to see which proposals apply to your fund(s).

The materials mention a shareholder meeting. Who attends?

Only a small number of shareholders attend the meeting and, as a result, most choose to send in their proxies to make their wishes known.

What if I need more information?

Please call 1-877-832-6360 or your financial advisor.

217218 8/04